UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): October 21, 2026

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42570	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, on May 23, 2026, Jonathan Klamkin, our President, Chief Executive Officer, and Chairman of our Board of Directors, adopted a Rule 10b5-1 trading arrangement that provided for the sale of up to 300,000 shares of our common stock.

On October 21, 2026, Dr. Klamkin terminated the 10b5-1 trading arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: October 22, 2026	By:	/s/ Christopher Stewart
Christopher Stewart
Chief Financial Officer

2